The Nuts Business (A Carve-Out Business of The Kraft Heinz Company) Annual Combined Financial Statements Fiscal Year Ended December 26, 2020

Table of Contents Report of Independent Auditors................................................................................................................................................ 1 Combined Statement of Income................................................................................................................................................ 2 Combined Balance Sheet........................................................................................................................................................... 3 Combined Statement of Changes in Net Parent Investment..................................................................................................... 4 Combined Statement of Cash Flows......................................................................................................................................... 5 Notes to Combined Financial Statements................................................................................................................................. 6 Note 1. Basis of Presentation................................................................................................................................................. 6 Note 2. Significant Accounting Policies................................................................................................................................ 8 Note 3. New Accounting Standards....................................................................................................................................... 11 Note 4. Inventories................................................................................................................................................................. 11 Note 5. Property, Plant and Equipment................................................................................................................................. 12 Note 6. Goodwill and Intangible Assets................................................................................................................................ 12 Note 7. Income Taxes ........................................................................................................................................................... 13 Note 8. Employees’ Stock Incentive Plans............................................................................................................................ 15 Note 9. Postemployment Benefits......................................................................................................................................... 15 Note 10. Financial Instruments.............................................................................................................................................. 15 Note 11. Leases...................................................................................................................................................................... 15 Note 12. Transactions with Affiliated Parties........................................................................................................................ 17 Note 13. Commitments and Contingencies........................................................................................................................... 18 Note 14. Subsequent Events.................................................................................................................................................. 18

Report of Independent Auditors To the Management of The Nuts Business of The Kraft Heinz Company We have audited the accompanying combined financial statements of The Nuts Business (the “Company”) of The Kraft Heinz Company, which comprise the combined balance sheet as of December 26, 2020, and the related combined statements of income, changes in net parent investment and of cash flows for the year then ended. Management's Responsibility for the Combined Financial Statements Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error. Auditors’ Responsibility Our responsibility is to express an opinion on the combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Nuts Business of The Kraft Heinz Company as of December 26, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. /s/ PricewaterhouseCoopers LLP Chicago, Illinois May 28, 2021 1

The Nuts Business Combined Statement of Income (in thousands) For the Year Ended December 26, 2020 Net sales $ 1,060,781 Cost of products sold 756,204 Gross profit 304,577 Goodwill impairment losses — Intangible asset impairment losses 13,800 Service charges from related party 57,231 Other selling, general and administrative expenses 134,455 Selling, general and administrative expenses 205,486 Operating income/(loss) 99,091 Other expense/(income) (409) Income/(loss) before income taxes 99,500 Provision for/(benefit from) income taxes 21,993 Net income/(loss) $ 77,507 See accompanying notes to the combined financial statements. 2

The Nuts Business Combined Balance Sheet (in thousands) December 26, 2020 ASSETS Trade receivables (net of allowances of $1,929 at December 26, 2020) $ 67,220 Inventories 173,849 Prepaid expenses 704 Other current assets 1,675 Total current assets 243,448 Property, plant and equipment, net 195,613 Goodwill 1,393,821 Intangible assets, net 1,676,196 Other non-current assets 3,288 TOTAL ASSETS $ 3,512,366 LIABILITIES AND NET PARENT INVESTMENT Trade payables $ 150,503 Payables to related party 4,769 Accrued marketing 30,586 Current operating lease liabilities 1,110 Other current liabilities 8,230 Total current liabilities 195,198 Deferred income taxes 423,970 Non-current operating lease liabilities 2,122 Other non-current liabilities 5,997 TOTAL LIABILITIES 627,287 Commitments and Contingencies (Note 13) NET PARENT INVESTMENT 2,885,079 TOTAL LIABILITIES AND NET PARENT INVESTMENT $ 3,512,366 See accompanying notes to the combined financial statements. 3

The Nuts Business Combined Statement of Changes in Net Parent Investment (in thousands) Total Net Parent Investment Balance at December 28, 2019 $ 2,902,203 Net income/(loss) 77,507 Net investment from/(transfer to) parent (94,631) Balance at December 26, 2020 $ 2,885,079 See accompanying notes to the combined financial statements. 4

The Nuts Business Combined Statement of Cash Flows (in thousands) For the Year Ended December 26, 2020 CASH FLOWS FROM OPERATING ACTIVITIES: Net income/(loss) $ 77,507 Adjustments to reconcile net income/(loss) to operating cash flows: Depreciation and amortization 26,050 Deferred income tax provision/(benefit) (8,229) Goodwill and intangible asset impairment losses 13,800 (Gain)/loss on asset disposal 419 Other items, net (9,353) Changes in current assets and liabilities: Trade receivables 2,102 Inventories (11,096) Accounts payable (1,027) Accounts payable to related party (238) Other current assets 9,044 Other current liabilities 8,409 Net cash provided by/(used for) operating activities 107,388 CASH FLOWS FROM INVESTING ACTIVITIES: Capital expenditures (12,566) Net cash provided by/(used for) investing activities (12,566) CASH FLOWS FROM FINANCING ACTIVITIES: Net investment from/(transfer to) parent (94,631) Other financing activities, net (191) Net cash provided by/(used for) financing activities (94,822) Cash and cash equivalents Net increase/(decrease) — Balance at beginning of period — Balance at end of period $ — See accompanying notes to the combined financial statements. 5

The Nuts Business Notes to Combined Financial Statements Note 1. Basis of Presentation Description of the Business The accompanying combined financial statements present the combined assets, liabilities, revenues, and expenses of the global nuts business (the “Nuts Business,” the “Business,” “we,” “us,” and “our”) of The Kraft Heinz Company (“Kraft Heinz” or the “Parent”). The operations of the Business principally include the procurement, production, marketing, sale, and distribution of nut products, including mixed nuts and single variety nuts, to customers primarily in the retail channel in the United States. These products are sold under the Planters family of brands, including Nut-rition, Cheez Balls, and Cheez Curls, as well as the Corn Nuts brand and private label. The Nuts Business comprises three manufacturing facilities in the U.S., along with the employees close to the processes at those facilities, and certain corporate employees close to non-production business activities. Basis of Presentation The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) from the consolidated financial statements and accounting records of Kraft Heinz using the historical results of the Nuts Business and historical cost basis of the assets and liabilities that comprise the Nuts Business. These financial statements have been prepared solely to demonstrate its historical results of operations, financial position, and cash flows for the indicated periods under Kraft Heinz’s management. All intercompany balances and transactions within the Nuts Business have been eliminated. Transactions and balances between the Nuts Business and Kraft Heinz and its subsidiaries are reflected as related party transactions and are generally considered to be effectively settled at the time the transaction is incurred; therefore, no intercompany balances are reflected as outstanding on the combined financial statements, except as disclosed in Note 12, Transactions with Affiliates. Discrete financial information was not available for the Nuts Business, which comprises a portion of several legal entities of Kraft Heinz. Each of these legal entities contains the operations of the Nuts Business and other Kraft Heinz businesses. Certain transactions of Kraft Heinz are not recorded by the Nuts Business but at the legal entity level of the Parent or its subsidiaries. As a result, allocation methodologies were applied to certain accounts to allocate amounts to the Nuts Business. See Note 12, Transactions with Affiliates, for additional information. Certain costs related to the Nuts Business have been allocated from the Parent. Those costs are derived from multiple levels of the organization including geographic business unit expenses, shared corporate expenses, and service charges from a related party (a subsidiary of the Parent). The Nuts Business receives service and support functions from Kraft Heinz and its subsidiaries and is dependent upon Kraft Heinz and its subsidiaries’ ability to perform these services and support functions. The costs associated with these services and support functions have been allocated to the Nuts Business using the most meaningful respective allocation methodologies, which were primarily based on proportionate net sales, headcount, or other measures of the Nuts Business or its Parent. These allocated costs are primarily related to corporate administrative expenses, employee related costs, including pensions and other benefits for shared corporate employees, and rental and usage fees for shared assets of the functional groups such as sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. See Note 12, Transactions with Affiliates, for additional information. The assets and liabilities related to the Nuts Business are primarily specifically identified as assets and liabilities of the business. In some instances, assets and liabilities may be considered shared with other businesses of the Parent or its subsidiaries, where they are attributed to the Nuts Business based on the predominant user of the asset, if one can be determined. Predominant user is based upon the proportionate net sales, headcount, and other measures deemed reasonable to define usage of the assets. When the Nuts Business is recognized as the predominant user of the assets, the asset is recognized on the combined balance sheet, and a usage charge is assessed on the other businesses of Kraft Heinz for use of the asset and recognized as a reduction to the associated expenses on the combined statement of income. When the Nuts Business is not recognized as the predominant user of the asset, the asset is not recognized on the combined balance sheet, but a usage charge is assessed on the Nuts Business based on proportionate net sales, headcount, and other measures deemed reasonable to define usage. Kraft Heinz uses a centralized approach to cash management and financing its operations. As a result, substantially all cash is commingled with corporate funds and is not specifically identifiable to the Nuts Business. The net results of these transactions between the Nuts Business and Kraft Heinz are reflected in net parent investment (i.e., a contribution from/return of capital to Parent) on the combined balance sheet. In addition, the net parent investment represents Kraft Heinz’s interest in the net assets of the Nuts Business and the cumulative net investment by Kraft Heinz in the Nuts Business through the dates presented. 6

As described in Note 7, Income Taxes, current and deferred income taxes and related tax expenses have been determined based on the standalone results of the Nuts Business by applying Accounting Standards Codification (“ASC”) 740, Income Taxes, issued by the Financial Accounting Standards Board (“FASB”), to the Nuts Business operations in each jurisdiction as if it were a separate taxpayer. Management believes the assumptions and allocations underlying the combined financial statements are reasonable and appropriate under the circumstances. The expenses and cost allocations have been determined on a basis considered by Kraft Heinz to be a reasonable reflection of the utilization of services provided to or the benefit received by the Nuts Business during the period presented relative to the total costs incurred by Kraft Heinz. However, the amounts recorded for these transactions and allocations are not necessarily representative of the amount that would have been reflected in the financial statements had the Nuts Business been an entity that operated independently of Kraft Heinz. Actual costs that would have been incurred if the Nuts Business had been a standalone company would depend upon multiple factors, including organization structure and strategic decisions made in various areas, including information technology and infrastructure. Consequently, future results of operations should the Nuts Business be separated from Kraft Heinz will include costs and expenses that may be materially different than historical results of operations, financial position, and cash flows. Accordingly, the combined financial statements included herein are not indicative of the future results of operations, financial position, and cash flows. Fiscal Year The Nuts Business operates on a 52- or 53-week fiscal year ending on the last Saturday in December in each calendar year. Unless the context requires otherwise, references to years and quarters contained herein pertain to the Nuts Business’ fiscal years and fiscal quarters. The 2020 fiscal year was a 52-week period that ended on December 26, 2020. Considerations Related to COVID-19 In December 2019, an outbreak of illness caused by a novel coronavirus called COVID-19 was identified in Wuhan, China. On January 31, 2020, the United States declared a public health emergency related to COVID-19 and, on March 11, 2020, the World Health Organization declared that the spread of COVID-19 qualified as a global pandemic. In an attempt to minimize transmission of COVID-19, significant social and economic restrictions have been imposed in the United States and abroad. Though various areas have begun relaxing such precautions, varying levels of restrictions remain in many places and may be increased. The COVID-19 pandemic has produced a beneficial impact to our combined net sales results in 2020, as increased demand for our retail products more than offset declines in our foodservice business. In the preparation of these financial statements and related disclosures we have assessed the impact that COVID-19 has had on our estimates, assumptions, forecasts, and accounting policies and made adjustments, as necessary. As COVID-19 and its impacts are unprecedented and ever evolving, future events and effects related to the pandemic cannot be determined with precision and actual results could significantly differ from estimates or forecasts. Use of Estimates We prepared these combined financial statements in accordance with U.S. GAAP, which requires us to make accounting policy elections, estimates, and assumptions that affect the reported amount of assets, liabilities, reserves, revenues, and expenses. These policy elections, estimates, and assumptions are based on our best estimates and judgments. We evaluate our policy elections, estimates, and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. We believe these estimates to be reasonable given the current facts available. We adjust our policy elections, estimates, and assumptions when facts and circumstances dictate. Market volatility increases the uncertainty inherent in our estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from estimates. If actual amounts differ from estimates, we include the revisions in our combined results of operations in the period the actual amounts become known. Historically, the aggregate differences, if any, between our estimates and actual amounts in any year have not had a material effect on our combined financial statements. Net Parent Investment The Parent’s equity on the combined balance sheet represents the Parent’s net investment in the Nuts Business and is presented as net parent investment in lieu of stockholders’ equity. The net parent investment account includes assets and liabilities that are maintained by the Parent on behalf of the Nuts Business such as accrued liabilities related to corporate allocations, including administrative expenses for sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. Other assets and liabilities recorded by the Parent, whose related expenses have been pushed down to the Nuts Business, are also included in net parent investment. 7

All transactions reflected in net parent investment in the accompanying combined balance sheet have been considered cash receipts and payments for purposes of the combined statement of cash flows and are reflected in financing activities in the accompanying combined statement of cash flows. Earnings per share data has not been presented in the combined financial statements because the Nuts Business does not operate as a separate legal entity with its own capital structure. Note 2. Significant Accounting Policies Revenue Recognition: Our revenues are primarily derived from customer orders for the purchase of our products. We recognize revenues as performance obligations are fulfilled when control passes to our customers. We record revenues net of variable consideration, including consumer incentives and performance obligations related to trade promotions, excluding taxes, and including all shipping and handling charges billed to customers (accounting for shipping and handling charges that occur after the transfer of control as fulfillment costs). We also record a refund liability for estimated product returns and customer allowances as reductions to revenues within the same period that the revenue is recognized. We base these estimates principally on historical and current period experience factors. We recognize costs paid to third party brokers to obtain contracts as expenses as our contracts are generally less than one year. Net sales by product category were (in thousands): For the Year Ended December 26, 2020 Mixed nuts $ 278,119 Cashews 270,528 Peanuts 196,954 Multipack nuts 80,252 Corn Nuts 44,521 NUT-rition 39,831 Trail mix 22,141 Pistachios 18,493 Cheez Balls/Curls 14,954 Other 94,988 Total net sales $ 1,060,781 Sales to Walmart Inc., the largest customer of the Nuts Business, represented approximately 40% of net sales in 2020. Advertising, Consumer Incentives, and Trade Promotions: We promote our products with advertising, consumer incentives, and performance obligations related to trade promotions. Consumer incentives and trade promotions include, but are not limited to, discounts, coupons, rebates, performance-based in- store display activities, and volume-based incentives. Variable consideration related to consumer incentive and trade promotion activities is recorded as a reduction to revenues based on amounts estimated as being due to customers and consumers at the end of a period. We base these estimates principally on historical utilization, redemption rates, and/or current period experience factors. We review and adjust these estimates at least quarterly based on actual experience and other information. Advertising expenses are recorded in selling, general and administrative expenses (“SG&A”). For interim reporting purposes, we charge advertising to operations as a percentage of estimated full year sales activity and marketing costs. We then review and adjust these estimates each quarter based on actual experience and other information. Advertising expenses related to the Nuts Business were specifically identified or allocated based on a percentage of net sales if they could not be specifically identified. Such expenses included $34,934 thousand in 2020, which represents costs to obtain physical advertisement spots in television, radio, print, digital, and social channels. We also incur other advertising and marketing costs such as shopper marketing, sponsorships, and agency advertisement conception, design, and public relations fees. Total advertising and marketing costs incurred by or allocated to the Nuts Business were $63,697 thousand in 2020. Research and Development Expense: We expense costs as incurred for product research and development. Total research and development expenses, which were allocated to the Nuts Business based on headcount, were approximately $2,891 thousand in 2020 and were recorded in SG&A. 8

Stock-Based Compensation: Certain employees of the Nuts Business participate in the Parent’s stock-based compensation plans. Stock-based compensation expenses related to these plans were allocated to the Nuts Business based on a percentage of net sales. These costs are primarily recognized within SG&A. See Note 8, Employees’ Stock Incentive Plans, for additional information. Postemployment Benefit Plans: Employees of the Nuts Business participate in various retirement plans sponsored by the Parent. These plans are shared amongst the Parent’s subsidiaries and businesses, including the Nuts Business, and include pension benefits, postretirement health care benefits, and defined contribution benefits. The Nuts Business’ combined financial statements reflect the pension and postretirement health care plans of the Nuts Business on a multi-employer basis. As a result, the assets and liabilities related to these plans are not reflected in the combined financial statements. We identified service costs related to the Nuts Business based on active participants. See Note 9, Postemployment Benefits, for additional information. Income Taxes: The Nuts Business’ operations are included in the consolidated U.S. federal income tax return and certain unitary or combined state income tax returns and certain foreign income tax returns of Kraft Heinz. Taxes are presented herein on a separate return basis as if the Nuts Business had been a group of separate legal entities. The Nuts Business recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Nuts Business also recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences (e.g., the difference in book basis versus tax basis of fixed assets resulting from differing depreciation methods). If appropriate, the Nuts Business recognizes valuation allowances to reduce deferred tax assets to amounts that are more likely than not to be ultimately realized, based on the Nuts Business’ assessment of estimated future taxable income, including the consideration of available tax planning strategies. Inventories: Inventories are stated at the lower of cost or net realizable value. We value inventories primarily using the average cost method. Property, Plant and Equipment: Property, plant and equipment are stated at historical cost and depreciated on the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods ranging from three years to 20 years and buildings and improvements over periods up to 40 years. We review long-lived assets for impairment when conditions exist that indicate the carrying amount of the assets may not be fully recoverable. Such conditions could include significant adverse changes in the business climate, current-period operating or cash flow losses, significant declines in forecasted operations, or a current expectation that an asset group will be disposed of before the end of its useful life. We perform undiscounted operating cash flow analyses to determine if an impairment exists. When testing for impairment of assets held for use, we group assets at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, the loss is calculated based on estimated fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal. Goodwill and Intangible Assets: On July 2, 2015, through a series of transactions, the Parent consummated the merger of Kraft Foods Group, Inc. (“Kraft”) with and into a wholly owned subsidiary of H.J. Heinz Holding Corporation (“Heinz”) (the “2015 Merger”). As a result of this transaction, a significant amount of goodwill and intangible assets was recognized by the Parent. Goodwill recognized as part of the 2015 Merger was assigned to four reporting units related to the Nuts Business. One reporting unit was dedicated to the Nuts Business and contained a substantial portion of the total goodwill of the Nuts Business as of July 2, 2015 and in the periods presented. The three other reporting units were shared by the Nuts Business and other businesses of the Parent. A portion of the goodwill of these three reporting units was allocated to the Nuts Business based on a relative fair value approach as of July 2, 2015. Customer-related assets recognized as part of the 2015 Merger were attributed to the Nuts Business as of July 2, 2015 based on projected revenues for the Nuts Business as a percentage of total projected revenues utilized in the valuation of such assets as part of the 2015 Merger. Two trademarks, Planters and Corn Nuts, were specifically identified to the Nuts Business. As of December 26, 2020, the Nuts Business maintains four reporting units, two of which comprise its goodwill balance. The Planters brand is the only indefinite-lived intangible asset on the combined balance sheet. 9

We test our reporting units and our Planters brand for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit or brand is less than its carrying amount. Such events and circumstances could include increased competition or unexpected loss of market share, increased input costs beyond projections (for example due to regulatory or industry changes), disposals of a significant brand or component of our business, unexpected business disruptions (for example due to a natural disaster, pandemic, or loss of a customer, supplier, or other significant business relationship), unexpected significant declines in operating results, significant adverse changes in the markets in which we operate, or changes in management strategy. We test reporting units for impairment by comparing the estimated fair value of each reporting unit with its carrying amount. We test our Planters brand for impairment by comparing the estimated fair value of the brand with its carrying amount. If the carrying amount of a reporting unit or brand exceeds its estimated fair value, we record an impairment loss based on the difference between fair value and carrying amount, in the case of reporting units, not to exceed the associated carrying amount of goodwill. Definite-lived intangible assets are amortized on a straight-line basis over the estimated periods benefited. We review definite- lived intangible assets for impairment when conditions exist that indicate the carrying amount of the assets may not be recoverable. Such conditions could include significant adverse changes in the business climate, current-period operating or cash flow losses, significant declines in forecasted operations, or a current expectation that an asset group will be disposed of before the end of its useful life. We perform undiscounted operating cash flow analyses to determine if an impairment exists. When testing for impairment of definite-lived intangible assets held for use, we group assets at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, the loss is calculated based on estimated fair value. Impairment losses on definite-lived intangible assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal. See Note 6, Goodwill and Intangible Assets, for additional information. Leases: We determine whether a contract is or contains a lease at contract inception based on the presence of identified assets and our right to obtain substantially all of the economic benefit from or to direct the use of such assets. When we determine a lease exists, we record a right-of-use (“ROU”) asset and corresponding lease liability on our combined balance sheet. ROU assets represent our right to use an underlying asset for the lease term. Lease liabilities represent our obligation to make lease payments arising from the lease. ROU assets are recognized at the lease commencement date at the value of the lease liability and are adjusted for any prepayments, lease incentives received, and initial direct costs incurred. Lease liabilities are recognized at the lease commencement date based on the present value of remaining lease payments over the lease term. As the discount rate implicit in the lease is not readily determinable in most of our leases, we use our incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. Our lease terms include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. We do not record lease contracts with a term of 12 months or less on our combined balance sheet. We recognize fixed lease expense for operating leases on a straight-line basis over the lease term. For finance leases, we recognize amortization expense over the shorter of the estimated useful life of the underlying assets or the lease term. In instances of title transfer, expense is recognized over the useful life. Interest expense on a finance lease is recognized using the effective interest method over the lease term. We have lease agreements with non-lease components that relate to the lease components (e.g., maintenance or insurance costs on equipment or vehicles). We account for each lease and any non-lease components associated with that lease as a single lease component for all underlying asset classes. Accordingly, all costs associated with a lease contract are accounted for as lease costs. Certain leasing arrangements require variable payments that are dependent on usage or output or may vary for other reasons, such as insurance and tax payments. Variable lease payments that do not depend on an index or rate are excluded from lease payments in the measurement of the ROU asset and lease liability and are recognized as expense in the period in which the payment occurs. Our lease agreements do not include significant restrictions or covenants, and residual value guarantees are generally not included within our leases. 10

Financial Instruments: The Nuts Business is exposed to commodity price risks as the Parent sources commodities on global markets. The Parent uses a variety of risk management strategies and financial instruments to manage the commodity price risks of the Nuts Business and its other subsidiaries. The Parent’s risk management program focuses on the unpredictability of financial markets and seeks to reduce the potentially adverse effects that the volatility of these markets may have on operating results. One way this is done is through actively hedging these risks through the use of derivative instruments. As a matter of policy, the Parent does not use highly leveraged derivative instruments, nor does the Parent use financial instruments for speculative purposes. The Nuts Business is exposed to price risk related to forecasted purchases of certain commodities that are primarily used as raw materials. The Parent enters into commodity purchase contracts primarily for nut products. These commodity purchase contracts generally are not subject to the accounting requirements for derivative instruments and hedging activities under the normal purchases and normal sales exception. The Parent also uses commodity futures, options, and swaps to economically hedge the price of certain commodity costs, including corn products, packaging products, diesel fuel, and natural gas. The Parent does not designate these commodity contracts as hedging instruments. The Nuts Business was allocated its proportional share of the unrealized gains and losses on these commodity derivatives. The unrealized amounts are marked to market through net income/(loss) and recorded in cost of products sold. The Nuts Business was also allocated its proportional share of any settled commodity derivative contracts, which are recorded in cost of products sold. The income statement classification of gains and losses related to derivative instruments not designated as hedging instruments is determined based on the underlying intent of the contracts. See Note 10, Financial Instruments, for additional information. Note 3. New Accounting Standards Accounting Standards Adopted in the Current Year Measurement of Current Expected Credit Losses: In June 2016, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2016-13 to update the methodology used to measure current expected credit losses (“CECL”). This ASU applies to financial assets measured at amortized cost, including loans, held-to-maturity debt securities, net investments in leases, and trade accounts receivable as well as certain off-balance sheet credit exposures, such as loan commitments. This ASU replaces the current incurred loss impairment methodology with a methodology to reflect CECL and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates. The guidance must be adopted using a modified retrospective transition method through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. This ASU became effective in the first quarter of 2020. We adopted this ASU and guidance on our first day of 2020 and, based on the insignificant impact of this ASU on our financial statements, a cumulative-effect adjustment to retained earnings/(deficit) was not deemed necessary. Accounting Standards Not Yet Adopted Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued ASU 2019-12 to simplify the accounting in Accounting Standards Codification (“ASC”) 740, Income Taxes. This guidance removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. This guidance also clarifies and simplifies other areas of ASC 740. Certain amendments in this update must be applied on a prospective basis, certain amendments must be applied on a retrospective basis, and certain amendments must be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. This ASU will be effective beginning in the first quarter of 2021. The adoption of this ASU will not have a significant impact on our financial statements and related disclosures. Note 4. Inventories Inventories consisted of the following (in thousands): December 26, 2020 Packaging and ingredients $ 41,413 Spare parts 5,070 Work in process 23,393 Finished product 103,973 Inventories $ 173,849 11

Note 5. Property, Plant and Equipment Property, plant and equipment consisted of the following (in thousands): December 26, 2020 Land $ 4,880 Buildings and improvements 67,777 Equipment and other 194,174 Construction in progress 16,131 282,962 Accumulated depreciation (87,349) Property, plant and equipment, net $ 195,613 Depreciation expense was $17,204 thousand in 2020. Note 6. Goodwill and Intangible Assets Goodwill: We had $1,393,821 thousand of goodwill as of December 26, 2020. We test our reporting units for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. We performed our 2020 annual impairment test as of March 29, 2020, which was the first day of our second quarter in 2020. We utilized the discounted cash flow method under the income approach to estimate the fair value of our reporting units. None of our reporting units were impaired as a result of this impairment test. Accumulated impairment losses to goodwill were $395,063 thousand at December 26, 2020. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual reporting units requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax rates, discount rates, growth rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates or income tax rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our long-term operating plans, then one or more of our reporting units might become impaired in the future. As of the 2020 annual impairment test date, one reporting unit had excess fair value over carrying amount below 20%, and as a result, it has a heightened risk of future impairments if any assumptions, estimates, or market factors change in the future. Although the remaining reporting unit had more than 20% excess fair value over carrying amount as of the 2020 annual impairment test date, if any estimates, market factors, or assumptions, including those related to our long-term business plans, change in the future, this reporting unit is also susceptible to impairment in the future. Indefinite-lived intangible assets: Changes in the carrying amount of our indefinite-lived intangible asset, the Planters brand, were (in thousands): Balance at December 28, 2019 $ 1,500,908 Impairment losses (13,800) Balance at December 26, 2020 $ 1,487,108 We test the Planters brand for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of the Planters brand is less than its carrying amount. We performed our 2020 annual impairment test as of March 29, 2020, which was the first day of our second quarter in 2020. As a result of our 2020 annual impairment test, we recognized a non-cash impairment loss of $13,800 thousand in SG&A in the second quarter of 2020 related to the Planters brand. This impairment loss was driven by new expectations for revenue growth, margins, long-term growth rates, and discount rates that were established. Due to the low level of fair value over carrying amount for the Planters brand, these changes in future cash flow expectations and valuation assumptions reduced the fair value estimate for the brand. 12

Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of the Planters brand requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax considerations, discount rates, growth rates, royalty rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates or income tax rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our long-term operating plans, then our Planters brand might become impaired in the future. Definite-lived intangible assets: Definite-lived intangible assets were (in thousands): December 26, 2020 Gross Accumulated Amortization Net Corn Nuts tradename $ 32,889 $ (7,537) $ 25,352 Customer relationships 202,769 (39,033) 163,736 $ 235,658 $ (46,570) $ 189,088 Amortization expense for definite-lived intangible assets was $8,460 thousand in 2020. We estimate that amortization expense related to definite-lived intangible assets will be approximately $8,460 thousand in each of the next five years. Note 7. Income Taxes Provision for/(Benefit from) Income Taxes: Income/(loss) before income taxes and the provision for/(benefit from) income taxes, consisted of the following (in thousands): For the Year Ended December 26, 2020 Income/(loss) before income taxes: U.S. $ 94,855 Non U.S. 4,645 Total $ 99,500 Provision for/(benefit from) income taxes: Current: U.S. federal $ 20,675 U.S. state and local 8,224 Non U.S. 1,323 30,222 Deferred: U.S. federal (1,339) U.S. state and local (6,888) Non U.S. (2) (8,229) Total provision for/(benefit from) income taxes $ 21,993 13

Effective Tax Rate: The effective tax rate on income/(loss) before income taxes differed from the U.S. federal statutory tax rate for the following reasons: For the Year Ended December 26, 2020 U.S. federal statutory tax rate 21.0 % Tax on income of foreign subsidiaries 0.3 % U.S. state and local income taxes, net of federal tax benefit 1.0 % Audit settlements and changes in uncertain tax positions 0.1 % Goodwill impairment — % Other (0.3) % Effective tax rate 22.1 % The provision for income taxes consists of provisions for federal, state, and, to a lesser extent, foreign income taxes. Our effective tax rate was an expense of 22.1% on pre-tax income for the year ended December 26, 2020. Our 2020 effective tax rate was unfavorably impacted by U.S. state and foreign income taxes. These impacts were partially offset by research and development tax credits. Deferred Income Tax Assets and Liabilities: The tax effects of temporary differences and carryforwards that gave rise to deferred income tax assets and liabilities consisted of the following (in thousands): December 26, 2020 Deferred income tax liabilities: Intangible assets, net $ 399,763 Property, plant and equipment, net 37,680 Deferred income tax liabilities 437,443 Deferred income tax assets: Other (13,473) Deferred income tax assets (13,473) Valuation allowance — Net deferred income tax liabilities $ 423,970 Uncertain Tax Positions: Our unrecognized tax benefits for uncertain tax positions were $3,676 thousand at December 26, 2020. If we had recognized all of these benefits, the impact on our effective tax rate would have been $2,904 thousand in 2020. It is reasonably possible that there could be a change in the amount of unrecognized tax benefits within the next 12 months due to settlements or statutory expirations in various state and local tax jurisdictions. Our unrecognized tax benefits for uncertain tax positions are included in other non-current liabilities on our combined balance sheet. We include interest and penalties related to uncertain tax positions in our tax provision. Our provision for/(benefit from) income taxes included a $55 thousand expense in 2020 related to interest and penalties. Accrued interest and penalties were $753 thousand as of December 26, 2020. Other Income Tax Matters: In the normal course of business, the Parent is subject to examination by taxing authorities throughout the world, including such major jurisdictions as the United States and Canada. As of December 26, 2020, the Parent has substantially concluded all national income tax matters through 2016 for the United States and through 2012 for Canada. The Parent has substantially concluded all U.S. state income tax matters through 2007. 14

Note 8. Employees’ Stock Incentive Plans The Parent has stockholder approved plans which provide for granting equity awards, including stock options, restricted stock units (RSUs), and performance share units (PSUs), to select employees to provide long-term performance incentives to its employees, including employees specific to the Nuts Business. All stock-based compensation plans are managed on a consolidated basis by the Parent. Stock-based compensation costs were allocated to the Nuts Business based on a percentage of net sales. Share based compensation expense recognized by the Nuts Business was $5,896 thousand in 2020. Note 9. Postemployment Benefits The combined financial statements reflect the pension and postretirement healthcare plans of the Nuts Business on a multi- employer basis. As a result, the assets and liabilities related to these plans are not reflected in the combined financial statements. We identified service costs related to the Nuts Business based on active participants. The following is a summary of service costs, which are primarily reflected in cost of products sold on the combined statement of income. These figures do not represent cash payment to the Parent or its plans. Service costs related to the Nuts Business were (in thousands): For the Year Ended December 26, 2020 Pension plans $ 478 Postretirement plans 268 $ 746 Note 10. Financial Instruments The Nuts Business’ operations are exposed to market risks from adverse changes in commodity prices affecting the cost of certain raw materials and energy. The Parent manages these exposures on a consolidated basis through their commodity derivative risk management program. Economic Hedging: The Parent enters into certain derivative contracts not designated as hedging instruments in accordance with its risk management strategy which have an economic impact of largely mitigating commodity price risk. The Nuts Business’ proportional share of gains and losses on these commodity contracts are recorded in net income/(loss) as a component of cost of products sold. Derivative Impact on the Statement of Income: The Nuts Business’ proportional share of pre-tax derivative gains/(losses) on commodity contracts, which are not designated as hedging instruments, was a loss of $384 thousand in 2020. This amount was recognized in cost of products sold on the combined statement of income. Note 11. Leases The Nuts Business has operating and finance leases, primarily for equipment and railcars. These lease contracts have remaining contractual lease terms of up to 5 years, some of which include options to extend the term by up to 1 year. We include renewal options that are reasonably certain to be exercised as part of the lease term. Additionally, some lease contracts include termination options. We do not expect to exercise the majority of our termination options and generally exclude such options when determining the term of our leases. See Note 2, Significant Accounting Policies, for our lease accounting policy. Further, certain lease costs were allocated to the Nuts Business for their proportional share of costs related to warehouse, production, office facilities, and equipment leases entered into by the Parent. 15

The components of our lease costs, which include allocated lease costs of $1,634 thousand in 2020, were (in thousands): For the Year Ended December 26, 2020 Operating lease costs $ 2,728 Finance lease costs: Amortization of right-of-use assets 386 Interest on lease liabilities 13 Short-term lease costs — Variable lease costs 16,677 Sublease income — Total lease costs $ 19,804 Our variable lease costs primarily consist of inventory related costs, such as materials, labor, and overhead components in our manufacturing arrangements that also contain a fixed component related to an embedded lease. These variable lease costs are determined based on usage or output or may vary for other reasons such as changes in material prices, taxes, or insurance. Certain of our variable lease costs are based on fluctuating indices or rates. These leases are included in our ROU assets and lease liabilities based on the index or rate at the lease commencement date. The future variability in these indices and rates is unknown; therefore, it is excluded from our future minimum lease payments and is not a component of our ROU assets or lease liabilities. Supplemental balance sheet information related to our leases was (in thousands, except lease term and discount rate): December 26, 2020 Operating Leases Finance Leases Right-of-use assets $ 3,289 $ 328 Lease liabilities (current) 1,110 89 Lease liabilities (non-current) 2,122 235 Weighted average remaining lease term 4 years 4 years Weighted average discount rate 3.0% 3.5 % Operating lease ROU assets are included in other non-current assets and finance lease ROU assets are included in property, plant and equipment, net, on our combined balance sheet. The current portion of operating lease liabilities is included in current operating lease liabilities, and the current portion of finance lease liabilities is included in other current liabilities on our combined balance sheet. The non-current portion of operating lease liabilities is included in non-current operating lease liabilities, and the non-current portion of finance lease liabilities is included in other non-current liabilities on our combined balance sheet. Cash flows arising from lease transactions specifically identified to the Nuts Business were (in thousands): December 26, 2020 Cash paid for amounts included in the measurement of lease liabilities: Operating cash inflows/(outflows) from operating leases $ (1,285) Operating cash inflows/(outflows) from finance leases (13) Financing cash inflows/(outflows) from finance leases (191) Right-of-use assets obtained in exchange for lease liabilities: Operating leases 2,112 Finance leases 91 16

Future minimum lease payments for leases specifically identified to the Nuts Business and in effect at December 26, 2020 were (in thousands):

	Operating Leases	Finance Leases
2021	$ 1,190	$ 99
2022	994	92
2023	507	88
2024	446	68
2025	255	—
Thereafter	—	—
Total future undiscounted lease payments	3,392	347
Less imputed interest	(160)	(23)
Total lease liability	$ 3,232	$ 324

Note 12. Transactions with Affiliated Parties

Kraft Heinz and its subsidiaries provide a variety of corporate services to the Nuts Business, such as sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. To the extent that costs were not directly attributable to the Nuts Business, those costs were allocated to the Nuts Business based on specific metrics correlated with the nature of these services (e.g., employee headcount, net sales, etc.).

SG&A of the Nuts Business included the following allocated amounts (in thousands):

	For the Year Ended December 26, 2020
Service charges from related party[(1)]	$ 57,231
Corporate allocations	32,734
Advertising and marketing expenses	19,697
Selling expenses	17,902
Stock compensation expense	5,896
Research and development expenses	2,891
Other	1,914
	$ 138,265

(1) Represents costs associated with certain strategic commercial and operational consulting services provided by a subsidiary of the Parent, which is a related party to the Nuts Business. These service charges were allocated based on a percentage of net sales.

Although it is not practicable to estimate what such costs would have been if it had operated as a separate entity, the Nuts Business considers such allocations to have been made on a reasonable basis.

Net transactions with Kraft Heinz on the combined statement of changes in net parent investment reflect changes in net parent investment for all transactions between Kraft Heinz and the Nuts Business, including direct and allocated charges from Kraft Heinz to the Nuts Business, and service charges from related party. Additionally, related to the service charges from related party, we have allocated $4,769 thousand at December 26, 2020 to the Nuts Business, which are recorded in payables to related party on our combined balance sheet and represent one month of service charges payable at year-end.

Income tax payments are made by Kraft Heinz on the Nuts Business' behalf. Income taxes payable are settled in net parent investment when payments are made by Kraft Heinz and are recognized in cash flows from financing activities as part of net investment from/(transfer to) parent when the tax liability is settled by Kraft Heinz.

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Note 13. Commitments and Contingencies Legal Proceedings We are involved in legal proceedings, claims, and governmental inquiries, inspections, or investigations (“Legal Matters”) arising in the ordinary course of our business, including as disclosed in Kraft Heinz’s filings with the Securities & Exchange Commission. While we cannot predict with certainty the results of Legal Matters in which we are currently involved or may in the future be involved, we do not expect that the ultimate costs to resolve the Legal Matters that are currently pending will have a material adverse effect on our financial condition, results of operations, or cash flows. Note 14. Subsequent Events There have been no events subsequent to December 26, 2020 that would require accrual or disclosure in these combined financial statements. Subsequent events have been evaluated through May 28, 2021, the date these combined financial statements were available to be issued. 18